Exhibit 10.4

MUZINICH CORPORATE LENDING INCOME FUND, INC.

SUBSCRIPTION AGREEMENT

Name of Subscriber: ______________________________________ Subscription Amount: $____________________________ (See the instructions on page ii of this Subscription Agreement.)

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Instructions for the Completion of the Subscription Agreement

The attached Subscription Agreement (including the Schedules attached thereto, the “Subscription Agreement”) relates to the offering by Muzinich Corporate Lending Income Fund, Inc. (the “Company”) to you (the “Subscriber”) of shares of common stock, par value $0.001, of the Company (“Shares”). Shares are being offered to qualified investors pursuant to the Confidential Private Placement Memorandum of the Company. Capitalized terms not defined in these instructions shall have the meanings given to them in the Subscription Agreement.

Subscription Agreements that are missing requested information or signatures will not be considered for acceptance unless and until such information and signatures are provided.

1.	For Institutional Subscribers.

1.1.	Fill in the name of the Subscriber and the amount of the Subscription Amount on the cover page and page 4 of the Subscription Agreement.

1.2.	Fill in the name of the Subscriber and the date (print name and title of authorized signatory) on page 19 of the Subscription Agreement and sign in the blank provided.

1.3.	All Institutional Subscribers must complete Schedules 1, 2, 4 and 5 attached hereto.

2.	For Individual Subscribers (including IRAs).

2.1.	Fill in the name of the Subscriber and the amount of the Subscription Amount on the cover page and page 4 of the Subscription Agreement.

2.2.	Fill in the name of the Subscriber and the date (print name of Subscriber) on page 19 of the Subscription Agreement and sign in the blank provided. For individuals investing through an IRA, the name and signature of, and other information relating to, the Custodian/Trustee of the IRA is required on page 19.

2.3.	All Individual Subscribers must complete Schedules 1, 2, 3 and 5 attached hereto.

3.	Required IRS Certifications – For all Subscribers: Institutional and Individual Investors. Fill in, sign (print name and title of authorized signatory, if applicable) and date the applicable form of the U.S. Internal Revenue tax form W-9, W-8BEN, W-8BEN-E, W-8EXP, W-8IMY or W-8ECI (please use the most recent version of the applicable tax form). These tax forms are available at www.irs.gov.

4.	Execution of Subscription Agreement. The Company will accept (i) original manually executed Subscription Agreements in hard copy, (ii) electronically executed Subscription Agreements (e.g., via Docusign or a similar software provider) and/or (iii) emailed photocopies in portable document format of manually executed Subscription Agreements. Should you execute the Subscription Agreement electronically, your electronic signature, whether digital or encrypted, included in the Subscription Agreement is intended to authenticate the Subscription Agreement and to have the same force and effect as a manual signature.

FOR ALL SUBSCRIBERS

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5.	Delivery of Subscription Agreement. Investors must deliver a completed signed copy (in accordance with Instruction 4) of the Subscription Agreement and any required evidence of authorization to the Company at the following address:

Muzinich Corporate Lending Income Fund, Inc.

450 Park Ave.

New York, NY 10022

Attn: Sam Zona

szona@muzinich.com.

Subscription Agreements submitted at least five Business Days (as defined in the Subscription Agreement) prior to a Closing will be eligible for inclusion in that Closing (unless waived by the Company).

6.	Funding Subscription. Each Subscriber is required to submit a wire transfer or otherwise deliver funds (in accordance with supplemental instructions from the Company) for the full subscription amount specified by the Subscriber in their Subscription Agreement. Wire transfers should be directed to “Muzinich Corporate Lending Income Fund, Inc.” Subscriptions to purchase our Shares may be submitted on an ongoing basis, but investors may only purchase our Shares pursuant to accepted Subscription Agreements as of the first day of each calendar quarter, and to be accepted, both the completed Subscription Agreement and the payment of the full subscription amount must be received by the Company at least two Business Days (as defined in the Subscription Agreement) prior to the day of the applicable quarterly Closing (unless waived by the Company).

7.	Acceptance of Subscription Agreement. If the Company accepts your subscription (in whole or in part), the Company will countersign the Subscription Agreement and deliver a copy of it to you and/or otherwise provide you with notice thereof following such acceptance at the email address you provide in the Subscription Agreement.

8.	Inquiries. If you have questions concerning any of the information requested, you should ask your attorney, accountant or other financial advisor. Inquiries regarding subscription procedures should be directed to Sam Zona at (212) 888-3413, e-mail: szona@muzinich.com.

FOR ALL SUBSCRIBERS

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Subscription Agreement

________________________________

Name of Subscriber

$_________________

Subscription Amount

Muzinich Corporate Lending Income Fund, Inc.
450 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

The undersigned subscriber (the “Subscriber”) understands that Muzinich Corporate Lending Income Fund, Inc., a Delaware corporation (the “Company”), is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as described in the Confidential Private Placement Memorandum of the Company (as such document may be amended, restated and/or supplemented from time to time and together with any appendices and supplements thereto, the “Offering Document”). Subject to the terms and conditions hereof, and in reliance upon the representations and warranties contained in this subscription agreement (the “Subscription Agreement”), the Subscriber irrevocably subscribes for and agrees to purchase shares of common stock, par value $0.001 per share, of the Company (“Shares”), on the terms and conditions described herein, in the Offering Document, in the Company’s Certificate of Incorporation (as such document may be amended, restated and/or supplemented from time to time, the “Certificate of Incorporation”), and in the Company’s Bylaws (the “Bylaws” and together with the Certificate of Incorporation, the “Organizational Documents”). Capitalized terms not defined in this Subscription Agreement shall have the meanings given to them in the Offering Document.

1. Subscription for Shares; Closings. The Subscriber hereby subscribes for Shares in the Company with a subscription amount in the amount set forth above (the “Subscription Amount”), subject to Sections 3 and 16.11, on the terms described or appearing in the Offering Document and the Organizational Documents. Subject to the terms of this Subscription Agreement and the Organizational Documents, the Subscriber’s obligation to pay for Shares hereunder shall be unconditional, complete and binding upon the completion of the Closing (as defined below). The Subscriber will be admitted as a stockholder of the Company (“Stockholder”) only after it has fully funded its Subscription Amount. Subscriptions to purchase our Shares may be submitted on an ongoing basis, but investors may only purchase our Shares pursuant to accepted Subscription Agreements as of the first day of each calendar quarter (each a “Closing” and each such date the “Closing Date”), and to be accepted, the completed Subscription Agreement must be received by the Company at least five days (other than a Saturday, a Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close) (each such day, a “Business Day”) prior to the applicable Closing Date (unless waived by the Company) and the payment of the full Subscription Amount must be received by the Company at least two Business Days prior to the applicable Closing Date (unless waived by the Company). Muzinich Direct Lending Adviser, LLC, the Company’s investment adviser (“the Adviser”) may change Closings and Closing Dates, in its sole discretion.

FOR ALL SUBSCRIBERS

2. Other Subscription Agreements. The Subscriber acknowledges that the Company has entered into and/or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other subscribers (“Other Subscribers”), providing for the sale to Other Subscribers of Shares in the Company and the admission of the Other Subscribers as Stockholders at the Closing or at any subsequent Closings (each, a “Subsequent Closing”). In the event that the Subscriber or any Other Subscriber would like to purchase additional Shares of the Company at a Subsequent Closing, such Subscriber will be required to enter into a separate short form subscription agreement with the Company, it being understood and agreed that such separate short form subscription agreement will be considered to be an Other Subscription Agreement and the sales of Shares to the Subscriber or Other Subscribers, as applicable, are separate sales for the purposes of this Subscription Agreement.

3. Acceptance of Subscription Agreement. A properly and fully completed and executed Subscription Agreement shall be deemed accepted by the Company on the date that the Company countersigns the Subscription Agreement. The Company will thereafter deliver a countersigned copy of the Subscription Agreement to the Subscriber and/or otherwise provide written notice of such acceptance to the Subscriber. Notwithstanding the submission of a Subscription Agreement, the Company can reject subscriptions, in whole or in part, for any reason. If for any reason the Company rejects an investor’s completed Subscription Agreement, or if the Subscription Agreement is canceled before it is accepted or withdrawn, the Company will return the Subscription Agreement, and any submitted funds, without interest or deduction.

4. Subscription Amount; Price Per Share. The Subscriber is required to fully fund its Subscription Amount, which shall not be less than $5 million unless waived by the Adviser, by wire or other funding method to the Company’s bank account (as set forth in Schedule 1 hereto) at least two Business Days prior to its respective Closing. In exchange for its Subscription Amount, Subscriber will receive an amount of Shares of the Company equal to its Subscription Amount divided by the applicable Price Per Share (as defined below). The Price Per Share shall mean the price determined by the Company as of a date within 48 hours of the Closing, which will reflect the Company’s net asset value per Share in accordance with the limitations under Section 23 of the 1940 Act; provided that the Company may set the Price Per Share above the net asset value per Share based on a variety of factors, including the total amount of the Company’s Organizational and Offering Expenses.

5. Dividends; Distribution Reinvestment Plan. As described more fully in the Offering Document, the Company generally intends to make quarterly distributions in such amounts as determined by the Company’s Board of Directors (“Board”) in its discretion. The Company has adopted an “opt out” distribution reinvestment plan (“DRP”), under which a Stockholder participating in the DRP will have cash distributions declared by the Company and payable to such Stockholder automatically reinvested in additional Shares of the Company. The Subscriber will participate in the DRP unless the Subscriber “opts out” of the DRP (a) with effect from the effective date of Subscriber’s subscription under this Subscription Agreement by making the “opt-out” election in Section 6 of Schedule 1 attached hereto, or (b) thereafter by notifying the Company or the Administrator as specified in the DRP at least five Business Days prior to the first calendar day of the next calendar quarter at which such election is to take effect, thereby electing to receive cash distributions. Stockholders who receive distributions in the form of additional Shares generally will be subject to the same U.S. federal, state and local tax consequences as Stockholders who elect not to participate in the DRP and receive cash distributions.

FOR ALL SUBSCRIBERS

6. Credit Facility. In connection with any financings, borrowings, indebtedness, or guarantees (any financing, borrowing, indebtedness or guaranty, a “Credit Facility”) of the Company and any of its affiliates that are party to a Credit Facility, the Company shall be authorized to directly or indirectly collateralize such financings, borrowings, indebtedness or guaranty, and pledge, mortgage, assign, transfer and/or grant security interests directly or indirectly to the lender of such indebtedness or guaranty in (i) investments in portfolio companies and the proceeds thereof and any other assets, (ii) the Company’s rights to enforce the funding of a Subscription Amount hereunder and under the Other Subscription Agreements; and (iii) a Company collateral account into which the payment by any Subscriber of its Subscription Amount may be made. Any such collateral pledge may be made directly by the Company to the lender of the Credit Facility or indirectly to such lender by first pledging such collateral to a subsidiary or agent of the Company, which subsidiary or agent then on pledges such rights ultimately to the lender under the Credit Facility.

Subscriber hereby (i) acknowledges that the Company has informed Subscriber that the Company may enter into a Credit Facility at any time and that such Credit Facility may include a pledge of collateral referred to in clauses (ii) through (iii) above; (ii) acknowledges that for so long as the Credit Facility is in place, except with the prior consent of the lender thereunder, the Company may agree not to amend, modify, cancel, terminate, reduce, suspend or waive any of such Subscriber’s obligations under this Subscription Agreement in a manner that could be materially adverse to the rights of the lender contemplated by this paragraph; and (iii) agrees, if requested by the Company, to provide to the Company: (A) to the extent publicly available and if the Subscriber is an entity, as soon as reasonably available after the end of Subscriber’s fiscal year, a copy of Subscriber’s annual report, if available, or such Subscriber’s balance sheet as of the end of such fiscal year and the related statements of operations for such fiscal year prepared or reviewed by independent public accountants in connection with Subscriber’s annual reporting requirements, and (B) such other consents and documents as may be reasonably requested by the Company to acknowledge the same.

7. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber (as of the Closing Date) that:

7.1. Formation and Standing. The Company is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in this Subscription Agreement, the Offering Document and the Organizational Documents and is duly qualified to transact business and is in good standing in every jurisdiction in which the character of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business operations.

7.2. Authorization of Agreement, etc. The execution, delivery and performance by the Company of this Subscription Agreement have been authorized by all necessary action, and this Subscription Agreement, when duly executed and delivered by the Subscriber and duly accepted by the Company will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. The execution, delivery and performance by the Company of the Organizational Documents have been authorized by all necessary action, and the Organizational Documents will constitute legal, valid and binding documents of the Company, enforceable against the Company in accordance with their terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.

FOR ALL SUBSCRIBERS

7.3. Compliance with Laws and Other Instruments. Each of (a) the acceptance and delivery of this Subscription Agreement by the Company, the performance by the Company of its obligations under this Subscription Agreement and the consummation by the Company of the transactions contemplated hereby and (b) the execution and delivery of the Organizational Documents by the Company, the performance by the Company of its obligations under the Organizational Documents and the consummation by the Company of the transactions contemplated thereby: (i) does not conflict with or result in any breach or violation of or default under the Organizational Documents, as applicable, (ii) does not conflict with or result in any breach or violation of or default under any material agreement or other instrument to which the Company is a party or by which the Company, or any of its properties or rights are bound, or any material license, permit, franchise, judgment, decree, award, statute, rule or regulation applicable to the Company or its business, properties or rights, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Organizational Documents, (iii) does not violate any applicable material statute or regulation, other than such violations that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Organizational Documents or (iv) does not require the filing or registration with, or the approval, authorization, license or consent of, any court or governmental department, agency or authority, or any third party which has not already been duly and validly made or obtained, except where the failure to make such filing or registration or obtain such approval, authorization, license or consent would not have a material adverse effect on the Company.

7.4. Issuance of Shares. The Shares of the Company to be issued to the Subscriber have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Organizational Documents and the Subscription Agreement, will be validly issued and fully paid and non-assessable.

7.5. Certain Conflicts of Interest. The Company confirms that all service and other contractual arrangements (excluding arrangements specifically contemplated in the Organizational Documents or the Subscription Agreements) that involve the payment of any fee or expense by the Company between (i) the Company and (ii) the Adviser or its affiliates, shall be reviewed by the Board in accordance with the 1940 Act and the rules and regulations promulgated thereunder.

8. Representations, Warranties and Covenants of the Subscriber. The Subscriber represents, warrants and covenants to the Company and the Adviser, as of the date that this Subscription Agreement is signed by the Subscriber, as of the Closing Date and on the subsequent dates specified below (to the extent specified below) that:

8.1. Authorization of Purchase and Compliance with Laws and Other Instruments. The person(s) signing this Subscription Agreement on the Subscriber’s behalf are duly authorized to sign and enter into this Subscription Agreement on the Subscriber’s behalf.

8.1.1. If the Subscriber is an Entity: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Subscription Agreement are within its powers, have been duly authorized by all necessary action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber) and do not and will not contravene, or constitute a default under, (i) any provision of its certificate of incorporation, limited liability company operating agreement, limited partnership agreement or other comparable organizational documents or (ii) any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its respective properties is bound, or any material license, permit or franchise applicable to the Subscriber or its business, properties or rights other than such contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (c) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber.

FOR ALL SUBSCRIBERS

8.1.2. If the Subscriber is an Individual: (a) the execution, delivery and performance by the Subscriber of this Subscription Agreement are within such person’s legal right and power, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber), and do not and will not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of Subscriber’s respective properties is bound, other than contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (b) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity. Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber. If the individual subscribing in the Company is investing assets on behalf of an IRA, the individual who established the IRA has signed the signature page of this Subscription Agreement and confirms that such individual (i) has directed the custodian or trustee of the IRA to execute the acknowledgement on the signature page and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made herein with respect to the IRA and the individual Subscriber.

8.1.3. All Subscribers. All Subscribers must complete Schedule 2, which, without limiting any other assurances in this Subscription Agreement, the Subscriber hereby specifically represents and agrees is correct and complete.

8.2. No Legal Action Pending, etc. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local, or foreign) pending or, to the knowledge of the Subscriber, threatened against the Subscriber that, if adversely determined, is reasonably likely to impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or is reasonably likely to have a material adverse effect on the Subscriber’s financial condition.

8.3. Acknowledgment of Risks; Access to Information. The Subscriber hereby acknowledges it has been provided and has carefully reviewed the Offering Document and the Organizational Documents. The Subscriber understands the risks of, and other considerations relating to, the purchase of Shares, including, without limitation, the information appearing in the Offering Document under the headings “Certain Risk Factors” and “Certain U.S. Federal Income Tax Considerations”. The Subscriber also has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of the information in the Offering Document and the Organizational Documents. The Company has answered all of the Subscriber’s inquiries, if any. In deciding to acquire Shares, the Subscriber has not relied upon any information from the Company or the Adviser or any of their respective partners, members, officers, counsel, representatives or agents, including, without limitation, any placement agents of the Company (the “Placement Agents”), or any other person, other than information contained in the Offering Document or Organizational Documents. The Subscriber was not solicited to invest in the Company by any form of general solicitation, holds a pre-existing substantive business relationship with representatives of the Company, and has previously provided information regarding the Subscriber’s financial situation and sophistication as an investor.

FOR ALL SUBSCRIBERS

8.4. Evaluation and Ability to Bear Risks. The Subscriber’s decision to invest in the Company was made by the Subscriber as person(s) who (a) are independent of the Company, the Adviser and the Placement Agents and their respective affiliates, (b) are authorized to make such investment decisions, and (c) have relied on their own tax, legal and financial advisers with regard to all matters relating to the Subscriber’s investment in the Company (including federal, state and local tax matters) and not on any advice or recommendation of the Company, the Adviser or the Placement Agent or any of their respective affiliates, notwithstanding anything in Section 8.3 to the contrary. The Subscriber’s prior investment experience and its general knowledge about the management, proposed operations and prospects of the Company enable the Subscriber, together with the Subscriber’s advisers, to make an informed decision with respect to the merits and risks of an investment in the Company. The Subscriber is able to bear the economic risk of its acquisition of Shares, including a complete loss of its investment in the Company. The Subscriber acknowledges and agrees that (i) it is not a client of the Adviser with respect to its investment in the Company, and (ii) the Adviser provides services solely to the Company, including any reporting or consultation with investors thereof (except as may be described in the Offering Document).

8.5. Purchase of an Investment. The Subscriber represents and warrants that it is acquiring Shares for its own account and for investment purposes only and not with a view to the resale or distribution of all or any part of such Shares and the Subscriber has no present intention, agreement or arrangement to divide its participation with others or to sell, assign, transfer or otherwise dispose of all or any part of such Shares. The Subscriber understands that it must bear the economic risk of its investment in Shares for an indefinite period of time, because, among other reasons, the offering and sale of Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and that they may not be resold or otherwise disposed of unless they are registered thereunder or an exemption from registration is available. The Subscriber also understands that transfers of Shares are further restricted by the provisions of this Subscription Agreement and the Organizational Documents, and may be restricted by applicable state and non-U.S. securities laws, and that no market exists or is expected to develop for the Shares.

8.6. Share Transfer Restrictions.

(a) Prior to an Exchange Listing, the Subscriber may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) any of its Shares or its Subscription Amount unless (i) the Company provides prior written consent; (ii) the Transfer is made in accordance with applicable securities laws; and (iii) the Transfer is otherwise in compliance with the transfer restrictions set forth in clauses (A) through (C) below. No Transfer will be effectuated except by registration of the Transfer on the Company books. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company. Following an Exchange Listing, the Subscriber may be restricted from selling or disposing of its Shares by applicable securities laws or contractually by a lock-up agreement with the underwriters of the Exchange Listing. Transfer restrictions include:

(A) Prior to any Exchange Listing, no Transfer of the Subscriber’s Shares may be made without (1) registration of the Transfer on the Company’s books and (2) the prior written consent of the Company. For the avoidance of doubt, the Company may withhold consent if any such transfer would have adverse tax, regulatory or other consequences, including without limitation in cases where (1) the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (2) the Company is not provided with evidence satisfactory to the Company in form and substance to the Company, which the Company may require to be in the form of an opinion of counsel (who may be counsel for the Company or the Subscriber) that:

(I)	such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the Shares to be Transferred;

FOR ALL SUBSCRIBERS

(II)	such Transfer would not cause all or any portion of the assets of the Company to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code;

(III)	such Transfer will not violate any law, regulation or other governmental rule applicable to such Transfer; and

(IV)	such Transfer will not (A) subject the Company, the Adviser or any of their affiliates or any officer, director or employee of the Company or the Adviser or any of their affiliates to additional regulatory requirements the compliance with which would subject the Company or such other Person to material expense or burden (unless such affected person consents to such Transfer).

(B) The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

(C) The Company shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Offering Document and all applicable laws and regulations applicable to the transferee and the transferor.

8.7. State Governing Subscription. (For U.S. domestic Subscribers only. Does not apply to foreign Subscribers.) The Subscriber was offered Shares in the state listed as the Subscriber’s address on Schedule 1.

8.8. Obligation to Make Payments and Compliance with Laws and Regulations. The Subscriber confirms that (a) the Subscriber is obligated to pay the Company any amounts that the Company is required to withhold or pay with respect to or on behalf of the Subscriber and that exceed amounts then available for distribution to the Subscriber, whether or not the Subscriber has withdrawn from the Company or the Company has terminated or dissolved, (b) to the extent that the Subscriber owes any amounts to the Company hereunder, the Subscriber understands and agrees that the Company may withhold such amounts from any distributions that otherwise would be made to the Subscriber under the Organizational Documents and this Subscription Agreement in satisfaction thereof (it being understood that such amounts shall be deemed distributed), without waiver of any other rights the Company may have hereunder or thereunder, and (c) the Subscriber is responsible for compliance with all tax, exchange control, reporting and other laws and regulations applicable to its investment in the Company.

8.9. Prohibited Categories. The Subscriber: (i) is not registered as an investment company under the 1940 Act; (ii) has not elected to be regulated as a business development company; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.

FOR ALL SUBSCRIBERS

8.10. Sale of Shares. The Subscriber understands and agrees that the Company may cause the Subscriber to sell all or a portion of its Shares in accordance with the provisions of the Organizational Documents and this Subscription Agreement. Subject to applicable law, the Adviser may, in its sole discretion, purchase for the benefit of the Company or the stockholders, or cause the Company to purchase, some or all of a stockholder’s Shares at any time at a price equal to the net asset value of such stockholder’s Shares as determined by the Board.

8.11. Applicable Categories. The Subscriber hereby certifies to the Company that the categories initialed below apply to the Subscriber.  (The Subscriber must initial each applicable category.)

____	The Subscriber is a Benefit Plan Investor (as defined in Schedule 2).

____	The Subscriber is an Other Plan Investor (as defined in Schedule 2 – e.g., a “governmental” plan).

____	The Subscriber is a tax-exempt Subscriber (i.e., exempt from income taxation under §501 of the Internal Revenue Code).

____	The Subscriber is a BHC Subscriber[1] (i.e, a bank holding company registered under the BHC Act or a non bank subsidiary thereof).

____	The Subscriber is a Foundation Partner (as defined in §509 of the Internal Revenue Code).

____	The Subscriber is a “United States person” for U.S. federal income tax purposes.

____	The Subscriber is a “charitable remainder trust” within the meaning of Section 664 of the Code.

____	The Subscriber is or may become a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person. (For purposes of the foregoing, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.)

____	The Subscriber is subject to the Freedom of Information Act, 5 U.S.C § 552 (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any similar statutory or legal right that might result in the disclosure of confidential information relating to the Company (together with FOIA, “Public Disclosure Laws”). Please indicate the relevant Public Disclosure Laws to which the Subscriber is subject.

8.12. Swaps. The Subscriber represents and warrants that Subscriber will not enter into a swap, structured note or other derivative instrument, the return from which is based in whole or in part, directly or indirectly, on the return with respect to the Company or its Shares (a “Swap”) with a counterparty or counterparties (each, a “Counterparty”), such that the Counterparty would be deemed to be: (i) a beneficial owner of Shares in the Company for purposes of the 1940 Act; (ii) the beneficial owner of Shares in the Company for purposes of the Commodity Exchange Act, as amended, or the rules of the CFTC; (iii) an offeree or purchaser of Shares for purposes of the Securities Act; (iv) a client of the Adviser for purposes of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (v) a purchaser of Shares for purposes of the Exchange Act (including, without limitation the anti-fraud rules thereunder); or (vi) a holder of Shares who is an investor in a Plan.

[1]	A BHC Subscriber is defined as a subscriber that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

FOR ALL SUBSCRIBERS

8.13. Correctness of Information. The Subscriber represents and warrants that the information it has provided in this Subscription Agreement, its Annexes and Schedules (“Attachments”) (which Attachments are incorporated in this Subscription Agreement by reference as if expressly set forth herein), and, to its knowledge, in any U.S. Internal Revenue Service or other tax form delivered to the Company or the Adviser, is true, accurate and complete and may be relied upon by the Company for any purpose, including the establishment of subscriber-related facts underlying claims of exemption from the registration provisions of federal and state securities laws. The Subscriber acknowledges that the Company and the Adviser are relying on such information in connection with (a) the Subscriber being admitted as a Stockholder, (b) not registering the offer and sale of Shares under the Securities Act or any state securities laws, (c) if applicable, determining whether Benefit Plan Investors (as defined in Schedule 2) own less than 25% of the value of Shares, as determined under the Plan Asset Regulation (as defined in Schedule 2), from time to time, and (d) the management of the Company’s business. If at any time during the term of the Company any of the representations and warranties contained in this Subscription Agreement (including the Attachments) shall cease to be true, the Subscriber will promptly notify the Company in writing.

8.14. The Shares Have Not Been Approved or Disapproved by Any Regulatory Authority. The Subscriber acknowledges that the Shares have not been approved or disapproved by any securities regulatory authority in any jurisdiction, including any securities regulatory authority of any State of the United States or by the Securities and Exchange Commission, nor has any such authority or commission passed on the accuracy or adequacy of the Offering Document.

9. Power of Attorney; Appointment of Company as Attorney-in-fact and Agent.

(a) The Subscriber hereby constitutes and appoints the Company its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Subscriber and in the Subscriber’s name, place and stead, in any and all capacities and to take any and all other actions as are authorized by the power of attorney contained in this Subscription Agreement. The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Company may exercise for the Subscriber by the signature of the Company or by listing the Subscriber as a Stockholder executing any instrument with the signature of the Company as attorney-in-fact for the Subscriber. This grant of authority shall survive the assignment by the Subscriber of the whole or any portion of the Subscriber’s Shares, except where the assignment is of all of the Subscriber’s Shares in the Company and the assignee thereof, with the consent of the Company, is admitted as a Stockholder; provided, however, this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution. The Company, as attorney-in-fact for the Subscriber, may make, execute, sign, acknowledge, swear to, record and file:

(i) all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or pledging arrangement, including any Credit Facility;

(ii) all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law or to permit the Company to become or to continue as a business development company, and

(iii) all other instruments or papers not inconsistent with the terms of this Subscription Agreement which the Company considers advisable.

FOR ALL SUBSCRIBERS

10. Remedy for Material Burden. If at any time the Company determines, after consultation with the Subscriber and counsel to the Company, that there is a reasonable likelihood that the continuing participation in the Company by the Subscriber would cause a Material Burden (as defined below), (i) the Subscriber will, upon the written request of the Company, use commercially reasonable efforts to dispose of the Subscriber’s Shares in the Company (or such portion of its Shares as the Company shall determine is sufficient to prevent or remedy such Material Burden) to any person at a price per Share equal to or greater than the net asset value per Share, in a transaction that complies with Section 8.6 (in which case the Company shall use commercially reasonable efforts to work with the Subscriber to facilitate the transaction).

“Material Burden” shall mean (i) a material violation of a statute, rule, regulation or governmental administrative policy of a U.S. federal or state or non-U.S. governmental authority or stock exchange regulatory organization applicable to the Subscriber that is reasonably likely to have a material adverse effect on a portfolio company or any affiliate thereof or on the Company or any related investment fund, the Adviser or any of their respective affiliates or on any Stockholder or any affiliate of any Stockholder or, with respect to a Stockholder that is a “Benefit Plan Investor” as defined in Section 3(42) of ERISA (an “ERISA Stockholder”), on the ERISA Stockholder, the sponsor of such ERISA Stockholder or any of such sponsor’s affiliates, (ii) an occurrence, without the Company’s consent, that is reasonably likely to subject a portfolio company or any affiliate thereof or the Company, the Adviser or any of their respective affiliates or any Stockholder or any affiliate of any Stockholder or, with respect to an ERISA Stockholder, the ERISA Stockholder, the sponsor of such ERISA Stockholder or any of such sponsor’s affiliates, to any material non-tax regulatory requirement to which it would not otherwise be subject, or that is reasonably likely to materially increase any such regulatory requirement beyond what it would otherwise have been or (iii) an occurrence that is reasonably likely to constitute or otherwise result in a non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code or a violation of any law substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”).

11. Agents; Nominees. In the event (as indicated on Schedule 1) that the Subscriber is acting as an agent pursuant to a power-of-attorney (“Agent”), or nominee (a “Nominee”) for an individual or entity that will be the beneficial owner of the Shares, (i) in the case of an Agent, the Agent represents and warrants that the representations, warranties, and agreements made in this Subscription Agreement are made by the Agent with respect to and on behalf of the beneficial owner as the Subscriber, and (ii) in the case of a Nominee who will be the Subscriber, the Nominee makes such representations on behalf of the Nominee, as the Subscriber, and the beneficial owner of the Shares subscribed for hereby. The Agent or Nominee, as the case may be, represents and warrants that the Agent or Nominee has all requisite power and authority from said beneficial owner to execute and perform the obligations on behalf of the beneficial owner (and, as applicable, on its own behalf as record owners of the Shares) under this Subscription Agreement and the Organizational Documents, and hereby agrees to indemnify and hold harmless the Company, the Adviser and their respective affiliates, against any and all loss, liability, claim, damage, cost, and expense whatsoever (including, but not limited to, legal fees and expenses) arising out of, or resulting from, or based upon, any misrepresentation or breach of warranty of this Section 11.

12. Company Elections. The Subscriber understands that the Company has filed or intends to file elections to be treated as (i) a business development company and (ii) a regulated investment company within the meaning of the Code for U.S. federal income tax purposes; pursuant to those elections, the Subscriber will be required to furnish certain information to the Company as required under Treasury Regulations § 1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it will be required to include additional information on its income tax return as provided in Treasury Regulation §1.852-7.

FOR ALL SUBSCRIBERS

13. Early Termination. If the Company’s Board determines that there has been a significant adverse change in the regulatory or tax treatment of the Company or its stockholders that in its judgment makes it inadvisable for the Company to continue in its present form, then the Board will endeavor to restructure or change the form of the Company to preserve (insofar as possible) the overall benefits previously enjoyed by stockholders as a whole or, if the Board determines it appropriate (and subject to any necessary stockholder approvals and applicable requirements of the 1940 Act), (i) cause the Company to change its form and/or jurisdiction of organization or (ii) wind down and/or liquidate and dissolve the Company.

14. Muzinich Name and Mark. The Subscriber acknowledges that: (i) the “Muzinich” name and mark are the property of Muzinich & Co., Inc. and/or its affiliates; (ii) the Company’s authority to use such name and mark may be withdrawn by Muzinich & Co., Inc. and/or its affiliates without compensation to the Company; (iii) no Subscriber shall, by virtue of its ownership of Shares in the Company, hold any right, title or interest in or to such name and mark; and (iv) following the dissolution and liquidation of the Company, all right, title and interest in and to such name and mark shall be held solely by Muzinich & Co., Inc. and/or its affiliates.

15. No Third-Party Beneficiaries. Except as provided with respect to a lender under a Credit Facility in accordance with Section 6, or such parties entitled to indemnification in Section 11 and/or Section 16.2, the provisions of this Subscription Agreement are not intended to be for the benefit of or enforceable by any third party. Without limiting the foregoing, no third party shall, except as permitted by law and this Subscription Agreement, have any right to enforce or demand enforcement of a Subscriber’s Subscription Amount, obligation to return distributions, or obligation to make other payments to the Company as set forth in this Subscription Agreement.

16. Miscellaneous Provisions.

16.1. Amendments and Waivers. This Subscription Agreement may be amended only with the written consent of the Subscriber and the Company. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition. No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this Subscription Agreement on any future occasion. No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted. All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

FOR ALL SUBSCRIBERS

16.2. Survival of Representations and Warranties; Indemnity. All representations and warranties contained herein or in any Attachments hereto made by the Subscriber shall survive indefinitely following the execution, acceptance, and delivery of this Subscription Agreement, and the issue and sale of Shares. The Subscriber shall and hereby does agree to indemnify and hold the Company, the Adviser and their respective controlling persons, officers, directors, members, partners, employees, and affiliates, free and harmless from and in respect of any and all claims, actions, demands, causes of action, liabilities, losses and expenses whatsoever (including, without limitation, attorneys’ fees) arising from the breach or alleged breach of any of the representations, warranties or covenants made by or on behalf of Subscriber in this Subscription Agreement or in any Attachments hereto, or in the Organizational Documents. Any claims for indemnity may be offset against subsequent distributions subject to applicable law.

16.3. Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto. However, the Subscriber shall not transfer this Subscription Agreement or any of its rights in, to or under this Subscription Agreement and any attempted transfer shall be void and without force or effect.

16.4. Notices. All notices, requests and other communications hereunder must be in writing and shall be deemed to have been duly given only if delivered (a) in person, (b) by registered or certified mail, (c) by private courier, or (d) by e-mail. All notices to the Company shall be delivered to Muzinich Corporate Lending Income Fund, Inc., 450 Park Avenue, New York, NY 10022, Attention: Legal Department or email legal@muzinich.com with a copy to pfehre@muzinich.com. All notices to the Subscriber shall be delivered to the address and/or email address provided by the Subscriber in Section 5 of Schedule 1 attached hereto or as last set forth in the records of the Company. The Subscriber may designate a new address and/or email address for notices by giving written notice to that effect to the Company. The Company may designate a new address and/or e-mail address for notices by giving written notice to that effect to the Subscriber. A notice given in accordance with the foregoing clauses (a), (b) and/or (c) shall be deemed to have been effectively given three Business Days after such notice is mailed by registered or certified mail, return receipt requested, or one Business Day after such notice is sent by overnight FedEx or other one-day provider, to the proper address, or at the time delivered when delivered in person or by private courier. A notice given by e-mail shall be deemed to have been effectively given when sent unless the sender receives a message relating to an error in transmission.

16.5. Applicable Law. Subject to Section 8.7, this Subscription Agreement shall be construed in accordance with and governed by the internal substantive laws (without giving effect to the choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware) of the State of Delaware.

16.6. Arbitration. Any dispute relating to this Subscription Agreement which cannot be amicably resolved between the parties shall be resolved by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then prevailing, and the decision of the arbitrators shall be final and binding on all the parties. Notwithstanding the foregoing, the parties agree that no consequential, indirect, exemplary or punitive damages shall be awarded in any such arbitration. The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be shared equally by the parties, subject to the indemnification provisions set forth in Section 16.2. The parties agree that exclusive venue for any arbitration pursuant to this Section 16.6 shall be New York, New York and that notice of such arbitration may be provided in the manner set forth in Section 16.4.

FOR ALL SUBSCRIBERS

16.7. No Independent Legal Representation. Dechert LLP (“Dechert”) has acted as legal counsel to the Company in connection with the offering of Shares. Dechert also acts as legal counsel to the Adviser and its affiliates. Conflicts could arise due to these multiple representations. The Subscriber understands that, in connection with the offering and subsequent advice provided to the Company, Dechert will not represent Stockholders of the Company, and no independent legal counsel has been retained to represent the Stockholders of the Company. The Subscriber hereby acknowledges and agrees that in the event that any dispute or controversy arises between any Subscriber and the Company or between any Subscriber and the Adviser and/or any of its affiliates that Dechert represents, then each Subscriber agrees that Dechert may represent the Company or the Adviser and/or its affiliates in any such dispute or controversy to the fullest extent permitted by applicable law, regulation or professional rules in the relevant jurisdictions and each Subscriber hereby consents to such representation.

16.8. Headings, etc. The table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

16.9. Severability. In the event any provision of this Subscription Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Subscription Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Subscription Agreement.

16.10. Entire Agreement. This Subscription Agreement, together with its Attachments (which Attachments are incorporated in this Subscription Agreement by reference), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and any other prior or contemporaneous written or oral agreements, statements or assurances with respect to this subject matter are hereby rescinded and terminated.

16.11. Irrevocability and Acceptance. This Subscription Agreement is and shall be irrevocable by the Subscriber but will not be binding on the Company unless and until it is agreed to and accepted by the Company. The Company in its sole discretion may accept this Subscription Agreement with respect to the Subscription Amount in whole or in part. Acceptance will be made in the manner set forth in Section 3 above. This Subscription Agreement will expire if it is not accepted by the Company on or prior to nine months from the date Subscriber has executed this Subscription Agreement.

16.12. Counterparts; PDF Signatures. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. PDF counterpart signatures to this Subscription Agreement shall be acceptable and binding.

16.13. Electronic Delivery of Communications. The Subscriber hereby acknowledges and agrees that the Company and/or the Adviser will deliver and make reports, statements and other communications, including, without limitation, the Offering Document, this Subscription Agreement, Form 1099s and other tax related information and documentation (“Account Communications”), available to the Subscriber in electronic form, such as e-mail or by posting on a web site. It is the Subscriber’s affirmative obligation to notify the Company in writing if the Subscriber’s e-mail address(es) listed in Section 5 of Schedule 1 change(s). The Subscriber may revoke or restrict its consent to electronic delivery of Account Communications at any time by notifying the Company, in writing, of the Subscriber’s intention to do so, and will thereafter receive such Account Communications in paper form.

17. Compliance with the U.S. Patriot Act. The Subscriber hereby understands that to help the United States government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Subscriber who opens an account, all as set forth on Schedule 1. The responses provided on such Schedule are deemed to be made in this Subscription Agreement as if expressly set forth herein.

FOR ALL SUBSCRIBERS

18. Confidentiality.

(a) The Subscriber acknowledges that the Offering Document and other information relating to the Company have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares. The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Subscriber shall not (i) reproduce the Offering Document or any other information relating to the Company, in whole or in part, or (ii) disclose the Offering Document or any other information relating to the Company to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Offering Document or other information related to the Company to its limited partners or underlying investors if the Subscriber has required its limited partners or underlying investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 18), except to the extent (A) such information has become generally available to the public other than as a result of the breach of this Section 18 by the Subscriber or any agent or affiliate of the Subscriber; (B) such information may be required to be included in any report, statement or testimony required to be submitted to any municipal, state or national regulatory body having jurisdiction over the Subscriber; (C) such information may be required in response to any summons or subpoena or in connection with any litigation; (D) necessary to comply with any law, order, regulation or ruling applicable to the Subscriber; (E) it is necessary to disclose such information to the Subscriber’s employees and professional advisors (including the Subscriber’s auditors and counsel and, for a Subscriber that is subject to Title I of ERISA and/or Section 4975 of the Code (an “ERISA Stockholder”), such persons as are necessary for the proper administration of the ERISA Stockholder), so long as such persons are advised of the confidentiality obligations contained herein; and (F) such information may be required in connection with an audit by any taxing authority. The Subscriber further agrees to return the Offering Document and any other information relating to the Company if no purchase of Shares is made or upon the Company’s request therefore. The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this section by it, and that in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

(b) The Subscriber further acknowledges that all information received in connection with this Subscription Agreement and the Company is confidential, and agrees that in the event the Subscriber receives material non-public information, the Subscriber shall not engage in any securities trading on the basis of such information in violation of applicable law.

19. Tax Matters. The Subscriber agrees to furnish the Company or the Adviser with any information, representations and forms as shall reasonably be requested by the Company or the Adviser from time to time to assist it in complying with any applicable law or tax requirements or determining the extent of, and in fulfilling, its withholding obligations. The Subscriber agrees to furnish the Company and/or the Adviser with any representations and forms as shall reasonably be requested by the Company and/or the Adviser to assist it in obtaining any exemption, reduction or refund of any withholding or other taxes imposed by any taxing authority or other governmental agency upon the Company or amounts paid to the Company.

20. FATCA Matters. The Subscriber acknowledges that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Company may, from time to time, require further information and/or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing any such owner’s identity, residence (or jurisdiction of formation), income tax status, and other required information and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Subscriber agrees that it shall provide such information and documentation concerning itself and its beneficial owners, if any, as and when requested by the Company sufficient for the Company to comply with its obligations under FATCA. The Subscriber acknowledges that, if the Subscriber does not provide the requested information and documentation, the Company may, at its sole option and in addition to all other remedies available at law or in equity, prohibit additional investments, decline or delay any redemption requests by the Subscriber and/or deduct from such Subscriber’s account and retain amounts sufficient to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber’s not providing all requested information and documentation in a timely manner, and to ensure that such withholding taxes, interest, penalties and other losses or liabilities are economically borne by the Subscriber. The Subscriber shall have no claim against the Company, the Adviser or any of their affiliates for any form of damages or liability as a result of any of the aforementioned actions.

FOR ALL SUBSCRIBERS

21. Compliance with Laws; Disclosure. The Company and/or the Adviser may disclose information concerning the Company or the Stockholders to the extent necessary to comply with applicable laws, including ERISA (if applicable), and regulations or policies, including any anti-money laundering or anti-terrorist laws or regulations or policies related thereto. The Subscriber hereby agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary to enable the Company and/or the Adviser to comply with applicable laws, regulations and/or policies, including, without limitation, ERISA (if applicable) and the 1940 Act. The Subscriber consents to disclosure by the Company and its agents of information pertaining to the Subscriber to relevant third parties as the Company or its agents reasonably deem appropriate or necessary in connection with the operations of the Company, including without limitation, to governmental, regulatory, national security, courts, law enforcement or other authorities, banks, financial intermediaries and counterparties, including, without limitation, to parties outside of the jurisdiction in which the information was initially collected by the Company. The Subscriber hereby agrees to provide the Company and/or U.S. Bancorp Fund Services, LLC (or any successor transfer agent and/or administrator to the Company), promptly upon request, all information requested in connection with their anti-money laundering and know-your-customer requirements. Each Subscriber hereby represents and warrants that the Subscriber has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of information concerning the Subscriber, necessary to disclose such information to the Company, and as required for the Company to use and disclose such information in connection with the performance of its obligations hereunder, and that the disclosure of such information does not violate any applicable laws, regulations, by-laws or ordinances. The Subscriber shall fully indemnify the Company and the Company shall have no liability for any action taken or omitted by it in reliance upon the foregoing representation and warranty for claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of information concerning the Subscriber.

[SIGNATURE PAGES FOLLOW]

FOR ALL SUBSCRIBERS

SIGNATURE PAGE

INDIVIDUAL SUBSCRIBER*:	INSTITUTIONAL SUBSCRIBER:

Name of Individual Subscriber	Name of Institutional Subscriber

Signature:	By:

Print Name:	Print Name:

Date:	Title:

Date:

*	If IRA, must be in the form of: (the name of the IRA Custodian) for the benefit of (the name of the individual) and must also be acknowledged by custodian or trustee below.

Acknowledgment by IRA Custodian or Trustee with respect to Investment for an IRA:

By signing below, the undersigned custodian or trustee of the IRA for the benefit of the Individual Subscriber named above (the “Client IRA”) acknowledges that investment in the Company is being made through the Client IRA from the below referenced account and certifies that the Client IRA has directed the custodian or trustee to sign this Subscription Agreement on behalf of the IRA. The trustee or custodian’s contact, account reference number and Tax ID are set forth below.

Name of IRA Holder:

Name and Address of Custodian:

Name of Registered Representative (if applicable)

Registered Representative Mailing Address

Registered Representative E-Mail Address

Contact Individual:

IRA Account or Other Reference Number:

Trustee/Custodian’s Tax I.D. Number:

Acknowledgement by Custodian:

By:

Name:

Title:

ALL SUBSCRIBERS, PLEASE FOLLOW THESE INSTRUCTIONS:

ALL SUBSCRIBERS: If you do not complete the applicable Schedule(s) attached hereto, your Subscription Agreement shall be deemed incomplete and will be returned to you.

INSTITUTIONAL SUBSCRIBERS: Please complete Schedules 1, 2, 4 and 5 attached hereto.

INDIVIDUAL SUBSCRIBERS: Please complete Schedules 1, 2, 3 and 5 attached hereto.

THIS SUBSCRIPTION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS COUNTERSIGNED BY THE COMPANY:

[Company’s signature page follows]

FOR ALL SUBSCRIBERS

SIGNATURE PAGE OF THE COMPANY:

Agreed to and Accepted by

MUZINICH CORPORATE LENDING INCOME FUND, INC.

as of ______________________________, 20___	$__________________________________________
Amount of Commitment Accepted

By:

Print Name:

Title:

FOR ALL SUBSCRIBERS

Schedule 1 to Subscription Agreement:

Subscriber Information

(For All Subscribers)

Instructions: Please complete the applicable parts of this Schedule.

Name and Address (please print)

Name (Print both names if joint registration)

Street Address/Address of Principal Office (No P.O. Boxes)

			(	)
City	State	Zip Code	Telephone No.

1. Investment. Please indicate below the amount of the Subscriber’s Subscription Amount in the Company.

Subscription Amount: $________________

Payment made by wire direct to:

U.S. Bank
ABA#	[ ]
DDA#	[ ]
Ultimate Acct Name:	Muzinich Corporate Lending Income Fund, Inc.
FFC:	Account Name

2. Primary Contact Person for this Account.

Name:

Address:

Telephone Number:

Telefax Number (if available):

E-mail Address:

SCHEDULE 1 - FOR ALL SUBSCRIBERS

3. Persons authorized to act for the Subscriber (i.e. authorized to invest in funds, request redemptions or withdrawal, direct payment of funds, etc.). In addition to the persons authorized by the power of attorney contained in Section 9 of the Subscription Agreement, the Subscriber hereby authorizes the person(s) noted below to act individually on behalf of this account unless otherwise noted. Please provide name, specimen signatures and titles in the form that such person would sign documents on behalf of this account, and telephone numbers. Without limiting the power of attorney contained in Section 9 of the Subscription Agreement, if there are circumstances under which more than one signature is required to take action with respect to this account, please state such circumstances. Requests to change the identity of persons authorized to act on behalf of a Subscriber which is a corporation, partnership, trust, estate or other fiduciary must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the Subscriber. The Subscriber agrees that the Company may rely on the information provided herein until it receives written notice of superseding instructions.

3.1	3.2

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

3.3	3.4

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

SCHEDULE 1 - FOR ALL SUBSCRIBERS

4. Tax Information:

Please provide your Taxpayer I.D. Number/Social Security Number (as applicable):

Tax ID/SSN:

For Joint Accounts, please provide the Taxpayer I.D. or Social Security Number (as applicable) for each Joint Account Holder.

Name:	Tax ID:

Name:	Tax ID:

The Subscriber is a (please check the appropriate box):

☐ Corporation
☐ Limited Partnership
☐ General Partnership
☐ Limited Liability Company
☐ S-Corporation
☐ Charitable Trust
☐ Tax-Exempt Endowment
☐ Private Tax-Exempt Foundation
☐ Employee Benefit Plan (self-directed)
☐ Employee Benefit Plan (trustee directed)
☐ Fund of Funds
☐ Personal Trust
☐ Other Tax Exempt Organization_______________________________
☐ Other _______________________________

Tax year ends: ____________________

State (if applicable) and country of residence for tax purposes: ____________________

For a domestic self-directed employee benefit plan (e.g. Keogh or self-directed 401k):

Keogh or Plan Account Number _______________

Tax year ends ____________________

Plan or Custodian Taxpayer I.D. Number ______________________________

SCHEDULE 1 - FOR ALL SUBSCRIBERS

Cost Basis Election:

All Subscribers, please elect a cost basis reporting method that will apply with respect to your investment in the Shares by checking the applicable box below (if you do not elect a cost basis method below, the default method that will apply to your Shares is First In, First Out (FIFO)):

☐ First In, First Out (FIFO) (This is the default method if no election is made.)
☐ Average Cost Basis
☐ Specific Share Identification (SSI)
☐ SSI – First In, First Out (SSI – FIFO)
☐ SSI – Highest In, First Out (SSI – HIFO)
☐ SSI – Low Cost Long Term
☐ SSI – Low Cost
☐ SSI – Low Cost Short Term
☐ SSI – High Cost Long Term
☐ SSI – High Cost Short Term
☐ SSI – Last In, First Out (SSI – LIFO)
☐ SSI – Proportional
☐ SSI – Manual Selection

If you wish to change your cost basis election at any time in the future, please contact the Company and provide your account number, current cost-basis election and revised cost-basis election. The Company will provide the information to U.S. Bancorp to implement the change.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

5.	Statements and Other Correspondence. Statements and other correspondence should be sent to (give name, address, fax number and email address, if available):

	Primary Contact	Secondary Contact
Name
Company (if applicable)
Title (if applicable)
Address

Phone
Fax
E-mail

Type of Correspondence Contacts should receive (please check all that apply):

	Primary Contact	Secondary Contact
Funding Notices
Annual Financial Statements
Quarterly Reports
1099s and Tax Information
Original Legal Documents
Copy of Legal Documents
Amendments or Other Documents to be Signed
Other Investor Correspondence
Distribution Notice

SCHEDULE 1 - FOR ALL SUBSCRIBERS

6. Distributions.

☐	Please check here if the Subscriber wishes to “opt out” of the Company’s Distribution Reinvestment Plan and to instead receive cash distributions. (Do not check this box if you wish to reinvest distributions in new Shares)

Please indicate where cash distributions should be sent (applicable if the Subscriber has elected to opt out of the Company’s Distribution Reinvestment Plan by checking the box above, or hereafter elects to opt out of the Company’s Distribution Reinvestment Plan by so notifying the Company or the Administrator in accordance with the Distribution Reinvestment Plan) (please check and complete one):

For All Subscribers	☐ Wire distributions to:	☐ Send check to:
Bank Name:	________________________	________________________
Bank Address:	________________________	________________________
Bank ABA #:	________________________	________________________
Account Number:	________________________	________________________
Account Name:	________________________	________________________
Reference:	________________________	________________________
Contact Name:	________________________	________________________
Phone:	________________________	________________________
Email:	________________________	________________________
SWIFT Code:	________________________	________________________
Comments:	________________________	________________________

For Non-US Subscribers Only:
US Correspondent Bank Name:	________________________	________________________
US Correspondent Bank’s Routing Codes (either ABA # or CHIPS #):	________________________	________________________
Beneficiary’s Bank’s Name:	________________________	________________________
Beneficiary’s Bank’s Routing Codes (either BIC # or UID #):	________________________	________________________
Beneficiary’s Name:	________________________	________________________
Beneficiary’s Account Number:	________________________	________________________
Additional Reference Information:	________________________	________________________

7. Service of Process. (For foreign Subscribers only. Does not apply to U.S. domestic Subscribers.) If the Subscriber is either a foreign entity or is not a permanent resident of the United States, the Subscriber hereby irrevocably appoints the following as an agent within the United States to receive service of process on behalf of the Subscriber in connection with the enforcement of the obligation of the Subscriber to make capital contributions to the Company, or otherwise in connection with the Subscriber’s subscription to contribute capital to the Company:

SCHEDULE 1 - FOR ALL SUBSCRIBERS

8. Additional Information. Please indicate your agreement with the statements below by checking “yes” or “no”.

8.1	You understand that the entire amount of your investment may be lost. ☐ Yes ☐ No

8.2	You have prior experience investing in, and are familiar with, the types of investments in which the Company will invest. ☐ Yes ☐ No

8.3	Following your investment in the Company, you will have adequate means of providing for your current needs and contingencies and you have no need for liquidity in this investment. ☐ Yes ☐ No

8.4	If you are an Individual Investor, your investment in the Company represents less than 5% of your net worth (excluding principal residence). ☐ Yes ☐ No

If not, estimate percentage of net worth (excluding principal residence) ________%.

9. Subscriber Status as Agent or Nominee

(The Subscriber must initial each applicable category.)

____ The Subscriber is acquiring the Shares for its own account, risk and beneficial interest.

OR

____ The Subscriber is acting as an Agent or Nominee on behalf of the beneficial owner.

10. Questionnaire regarding the Beneficial Owner of the Shares for Purposes of Rule 506(d) Under Regulation D of the Securities Act

Please complete the below questions on behalf of each beneficial owner2 of the Shares in the Company.

[2]	For purposes of this Section, the term “beneficial owner” is interpreted in the same manner as under Rule 13d-3 of the U.S. Securities Exchange Act of 1934, as amended, and includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, under Rule 13d-3 has or shares, or is deemed to have or share: (a) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power, which includes the power to dispose of, or to direct the disposition of, such security. Beneficial ownership includes both direct and indirect interests, determined as under Rule 13d-3. In addition, where holders of Shares have voting agreements in place, they may be required to aggregate their Shares to determine if they are beneficial owners of 20% or more of Shares in accordance with Rule 13d-3 and Rule 13d-5(b), and who within the voting group is deemed the beneficial owner.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

(Please Check Each as Applicable)

10.1	Has the beneficial owner, within the last ten (10) years, been convicted of a felony or misdemeanor (a) in connection with the purchase or sale of any security, (b) involving the making of any false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes ☐ No

10.2	Is the beneficial owner subject to any order, judgment or decree of any court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins the beneficial owner from engaging in or continuing to engage in any conduct or practice (a) in connection with the purchase or sale of any security, (b) involving the making of a false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes ☐ No

10.3	Is the beneficial owner subject to a Final Order[3] of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission, or the National Credit Union Administration, that:

(a)	bars the beneficial owner from:

(1)	association with an entity regulated by such commission, authority, agency, or officer;

(2)	engaging in the business of securities, insurance, or banking; or

(3)	engaging in savings association or credit union activities; or

(b)	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct within the last ten (10) years?

☐ Yes ☐ No

10.4	Is the beneficial owner subject to an order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Advisers Act that (a) suspends or revokes the beneficial owner’s registration as a broker, dealer, municipal securities dealer or investment adviser, (b) places limitations on the beneficial owner’s activities, functions or operations, or (c) bars the beneficial owner from being associated with any entity or from participating in the offering of any penny stock?

☐ Yes ☐ No

10.5	Is the beneficial owner subject to any order of the SEC, entered in the last five (5) years, that orders the beneficial owner to cease and desist from committing or causing a violation or future violation of (a) any scienter-based anti-fraud provision of the federal securities laws (including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder) or (b) Section 5 of the Securities Act?

☐ Yes ☐ No

[3]	The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in (iii) above pursuant to applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

10.6	Is the beneficial owner suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes ☐ No

10.7	Has the beneficial owner filed as a registrant or issuer, or has the beneficial owner been named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, (a) was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (b) is currently the subject of an investigation or a proceeding to determine whether such a stop order or suspension order should be issued?

☐ Yes ☐ No

10.8	Is the beneficial owner subject to (a) a United States Postal Service false representation order entered into within the last five (5) years, or (b) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes ☐ No

10.9	If the answer is “yes” to any of questions 10.1 through 10.8 above, has the beneficial owner obtained a waiver from disqualification under Rule 506(d)(2) either (a) from the SEC or (b) from the court or regulatory authority that entered the relevant order, judgment or decree?

☐ Yes ☐ No

If the answer is “Yes” to any of questions 10.1 through 10.9 above, provide an explanation of the matter in question and attach a copy of the order, judgment or other relevant documentation.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

The Subscriber hereby confirms that the foregoing statements are true, accurate and complete. The Subscriber further acknowledges, represents, warrants and agrees that (a) the Company is relying on these responses in order to satisfy certain obligations the Company has under federal securities laws, including in connection with SEC filings made by or with respect to the Company, (b) the Subscriber has acted with reasonable care in conducting due diligence (including, in light of the circumstances, making factual inquiry into the existence of any disqualification) to confirm the veracity of the responses, and (c) for so long as the Subscriber holds any Shares in the Company, the Subscriber will notify the Company in writing as soon as reasonably practicable if there is any change in any of the responses set forth herein or if the Subscriber or beneficial owner becomes aware of any pending or threatened proceeding, judgment, order, or other action or circumstance that is reasonably likely to result in any change in the responses set forth in this Section 10.

11. Controlling Person Status

Is the Subscriber or will the Subscriber be a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person? For purposes of this representation and agreement, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person?

☐ Yes ☐ No

END OF SCHEDULE 1

SCHEDULE 1 - FOR ALL SUBSCRIBERS

Schedule 2 to Subscription Agreement:

Status as Benefit Plan Investor or Other Plan Investor

(a) Overview

The U.S. Department of Labor (the “DOL”) has promulgated a regulation, 29 C.F.R. Section 2510.3-101 (as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “Plan Assets Regulation”). Pursuant to the Plan Assets Regulation, the term “Benefit Plan Investor” includes: (i) any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Part 4 of Subtitle B of Title I of ERISA; (ii) any plan, account or arrangement that is subject to Section 4975 of the Code; (e.g., an individual retirement account); and (iii) any entity whose underlying assets include plan assets by reason of the investment in the entity by any employee benefit plan or other plan described in (i) or (ii), or otherwise. For purposes of determining whether an entity is described in the foregoing clause (iii), (i) the value of equity interests held by a person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of any such person) is disregarded, and (ii) only that portion of the equity interests of an entity described in clause (iii) of the preceding sentence investing in another entity that are held by Benefit Plan Investors are included in the testing of such other entity. Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” for purposes of ERISA or Section 4975 of the Code.

(b) Status as Benefit Plan Investor (Please Check Each as Applicable)

(i) Is the Subscriber or will the Subscriber be an employee benefit plan that is subject to Part 4 of Subtitle B of Title I of ERISA?

☐ Yes

☐ No

(ii) Is the Subscriber or will the Subscriber be a plan to which Section 4975 of the Code applies?

☐ Yes

☐ No

(iii) Is the Subscriber an insurance company general account?

☐ Yes

☐ No

(iv) If the answer to the above question (iii) is “yes”, please indicate the maximum percentage (if any) of the Subscriber’s assets that constitutes or may in the future constitute assets of Benefit Plan Investors:

_______ %

(v) Is the Subscriber or will the Subscriber be an entity (other than an insurance company general account) whose underlying assets include plan assets by reason of a plan’s investment in the entity?

☐ Yes

☐ No

SCHEDULE 2 – FOR ALL SUBSCRIBERS

(vi) If the answer to the above question (v) is “yes”, please indicate the maximum percentage of the Subscriber’s assets that constitutes or may in the future constitute assets of Benefit Plan Investors:

_______ %

(vii) If the Subscriber is investing as a trustee or custodian for an Individual Retirement Account (“IRA”), is the Subscriber a qualified IRA custodian or trustee? If yes, the Acknowledgement by IRA Custodian or Trustee with respect to Investment for an IRA on the signature page must be completed.

☐ Yes

☐ No

(viii) Is the Subscriber a participant-directed plan?

☐ Yes

☐ No

(ix) If the answer to the above question (viii) is “yes”, have individual plan participants influenced or will they influence the investor’s decision to invest the participants’ funds in the Company?

☐ Yes

☐ No

Without limiting the remedies available in the event of a breach, the Subscriber expressly agrees to disclose promptly to the Company in writing any changes with respect to the answers set forth above, to re-confirm such information at any time upon the request of the Company (or other person acting on behalf of the Company), and to provide such other information reasonably requested by the Company (or other person acting on behalf of the Company) for purposes of determining whether the Company is holding “plan assets.”

(x) Is the Subscriber, or is the Subscriber acting on behalf of, a “governmental plan” within the meaning of Section 3(32) of ERISA, a “foreign plan,” or another plan or retirement arrangement that is not subject to Part 4, subtitle B of Title I of ERISA and with respect to which Section 4975 of the Code does not apply, but is subject to laws similar to ERISA or Section 4975 of the Code or an entity or that is deemed to hold the assets of such a plan (each, an “Other Plan Investor”)?

☐ Yes

☐ No

(xi) If the answer to the above question (x) is “yes”, the Subscriber hereby represents and warrants to and agrees with the Company to the extent applicable, that its assets will not constitute the assets of such Other Plan Investor under the provisions of applicable law.

(xii) Is the Subscriber obligated to file an annual return/report on an Internal Revenue Service Form 5500?

☐ Yes

☐ No

SCHEDULE 2 – FOR ALL SUBSCRIBERS

Subscribers answering “yes” to the above question (xii) are requested to provide the following information:

Subscriber’s plan name:

Subscriber’s plan number:

Name of plan sponsor:

EIN of plan sponsor:

Name of plan trustee:

(c) For ERISA Stockholders and Other Plan Investors. If the Subscriber is, or is acting on behalf of, a Benefit Plan Investor or an Other Plan Investor (each, a “Plan”), as an inducement to the Company’s sale, issuance of, or consent to transfer of, the Shares to the Subscriber, the Subscriber represents and warrants that:

(1) ☐ The decision to invest in the Company was made by a fiduciary of the Plan that has the authority and discretion to, and is duly authorized to, make such investment on behalf of the Plan (the “Fiduciary”);

(2) ☐ The Plan’s subscription for Shares contemplated hereby is duly authorized by and otherwise in accordance with the Plan’s governing instruments;

(3) ☐ The Adviser has acted not as an “investment adviser” or otherwise as a fiduciary (within the meaning of Section 3(21) of ERISA, Section 4975 of the Code or other similar law) with respect to the decision of the Plan to invest in the Company;

(4) ☐ The acquisition of Shares by the Subscriber will not constitute or otherwise result in a non-exempt prohibited transaction under Part 4 of Title I of ERISA or under Section 4975 of the Code, or a violation of any Similar Law applicable to the Subscriber.

(5) ☐ The Fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company, the Adviser and all of their respective affiliates; (iii) is qualified to make such investment decision and have to the extent it deems necessary has consulted its own investment advisors and legal counsel regarding the investment in the Company; and (iv) in making its decision to invest in the Company, has not relied on any advice or recommendation of the Company, the Adviser or any of their affiliates;

(6) ☐ The Subscriber acknowledges that it is intended that the Company will not hold ERISA “plan assets” as defined by the Plan Assets Regulation. Accordingly, the Subscriber acknowledges that the Company has the authority to require the sale of any Shares if the continued holding of such Shares, in the opinion of the Company, could result in the Company being subject to, or violating, ERISA or Section 4975 of the Code;

(7) ☐ The Subscriber agrees to from time to time hereafter to deliver to the Company, in writing, all of the information that the Company may reasonably request in order to avoid violations of any provision of ERISA, Section 4975 of the Code or any other laws applicable to the Subscriber, and promptly will notify the Company, in writing, of any change in the information so furnished.

SCHEDULE 2 – FOR ALL SUBSCRIBERS

The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to or following an investment in the Company.

Name of Subscriber (please print)

By: Name of Fiduciary

By: (Name of Signer, Title/Capacity)

END OF SCHEDULE 2

SCHEDULE 2 – FOR ALL SUBSCRIBERS

Schedule 3 to Subscription Agreement:

Subscriber Questionnaire for Individual Investors (including IRAs)

1. Subscriber as an Individual Investor. The Subscriber’s investment in the Company is being made (please check one and any corresponding box underneath the appropriate category):

☐	as an individual.

☐	with the Subscriber’s spouse (please check one) [1]:
☐	as joint tenants with rights of survivorship.
☐	as tenants in common.
☐	as community property.

☐	through a revocable trust established to facilitate distribution of the Subscriber’s estate and there are ___ living grantor(s) and ___ beneficiary (ies) other than the grantors (determined by treating any person indirectly owning an interest in the trust through one or more pass-through entities (i.e., limited liability companies treated as a partnership for income tax purposes, partnerships, S corporations and trusts) as if such person were a beneficiary).

If the Subscriber is investing through a revocable trust, the Subscriber further represents that: (Please indicate whether the following representations are applicable by checking the appropriate box.)

substantially all of the value of each beneficial owner’s interest (direct or indirect) in the trust is not attributable to such trust’s interest (direct or indirect) in the Company.

(Please check one.) ☐ Yes ☐ No

☐	through an Individual Retirement Account (For U.S. domestic Subscribers only. Does not apply to foreign Subscribers.)

☐	through the Subscriber’s self-directed Keogh Plan Account.

☐	through another self-directed employee benefit plan as defined in Title I of ERISA.

2. Subscriber’s Net Worth. (Please indicate whether the following representation is applicable by checking the appropriate box.) The Subscriber has a net worth, individually or jointly with the Subscriber’s spouse, which exceeds $1,000,000 at the time of the Closing (excluding the value of the investor’s primary residence)2, or had an individual income in excess of $200,000 in each of the two most recent years or joint income with the Subscriber’s spouse of $300,000 in each of those years and the Subscriber has a reasonable expectation of reaching the same income level in the current year.

(Please check one) ☐ Yes ☐ No

[1]	Any Co-Owner other than a spouse must submit a separate subscription agreement.

[2]	For purposes of calculating net worth hereunder, an individual need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence, except to the extent that the amount of the mortgage liability exceeds the fair value of the residence. The Subscriber must also subtract from his or her net worth any indebtedness secured by his or her primary residence that was obtained within sixty days preceding the effective date of his or her subscription, unless such indebtedness was used to acquire the residence (in which case, the rule set forth in the preceding sentence would govern the application of such indebtedness when calculating the Subscriber’s net worth).

SCHEDULE 3 – FOR INDIVIDUAL SUBSCRIBERS ONLY

3. Subscriber Status as U.S./Foreign Person. (Please read Section 3.1 and check the box if you are described in such section. If not, check the box at 3.2.)

3.1 ☐ For U.S. Persons. Subscriber is a natural person who is (i) a citizen of the United States or (ii) a resident of the United States, even if not a citizen.

3.2 ☐ For Foreign Persons. The Subscriber is not a person described in Section 3.1.

4. Required IRS Certification. (Please read Section 4.1 if you are a U.S. domestic Subscriber or Section 4.2 if you are a foreign Subscriber and indicate whether either representation is applicable to you by checking the box next such statement)

4.1 ☐ IRS/W-9 Certification for U.S. Subscribers. The Subscriber is a person described in Section 3.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided on Form W-9 becomes inaccurate. NOTE: Subscribers should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

4.2 ☐ IRS/W-8 Certification for Foreign Subscribers (i.e. persons who cannot make the certification in 3.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN or such other Form W-8 applicable to the Subscriber. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided thereon becomes inaccurate. In addition, upon request of the Company, the Subscriber will provide the Company with a new properly completed and duly executed copy of Form W-8BEN or such other Form W-8 applicable to the Subscriber within every three calendar years of the date on which it initially invested in the Partnership. NOTE: Subscribers should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

5. Anti-Money Laundering Confirmation. (Please indicate your response to the following representation by checking the appropriate box below. Also, please complete Schedule 5.)

5.1 The Subscriber does not know or have any reason to suspect that (i) the monies used to fund the Subscriber’s acquisition of Shares have been or will be derived from or related to any activities that may contravene U.S. federal, state or international laws or regulations, including but not limited to, anti-money laundering laws or regulations; and (ii) the proceeds from the Subscriber’s acquisition of Shares will be used to finance any illegal activities.

(Please check one) I ☐ agree ☐ disagree with the above statement.

SCHEDULE 3 – FOR INDIVIDUAL SUBSCRIBERS ONLY

5.2 (Please indicate your response to the following representation by checking “yes” or “no” in the appropriate box below.) The Subscriber represents that he is not, and is not acting on behalf of any other person in connection with this subscription that is, (i) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (the “SDN List”), or is otherwise subject to sanctions administered by OFAC3, (ii) a senior non-U.S. political figure or an immediate family member or close associate4 of such figure; (iii) a non-U.S. bank that does not have a physical presence in any country (unless such bank is subject to the supervision of a banking authority that regulates an affiliate that does have a physical presence in a country); or (iv) otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (iii) together, a “Prohibited Investor”).

(Please check one) ☐ Yes ☐ No

5.3 The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

5.4 The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of such information about me as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

5.5 The Subscriber acknowledges that if, following his/her investment in the Company, the Company reasonably believes that he is a Prohibited Investor or otherwise engaged in suspicious activity or he refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Company. The Subscriber further acknowledges that he will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

END OF SCHEDULE 3

[3]	This information may be found online at www.treas.gov/ofac.
[4]	A person who is widely and publicly known to maintain an unusually close relationship with the senior non-US political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

SCHEDULE 3 – FOR INDIVIDUAL SUBSCRIBERS ONLY

Schedule 4 to Subscription Agreement:

Subscriber Questionnaire for Institutional Investors

1. Accredited Investor Questionnaire. The Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D (“Regulation D”) promulgated pursuant to Section 4(a)(2) of the Securities Act because it is (please indicate by checking the applicable boxes):

☐	an employee benefit plan as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (check appropriate box):

☐	the investment decision is made by a plan fiduciary as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser and the name of the plan fiduciary is _________________________; or

☐	the plan has total assets in excess of $5,000,000; or

☐	the plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors” within the meaning of Regulation D.

☐	a plan that is established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000.

☐	an insurance company as defined in Section 2(13) of the Securities Act.

☐	an investment company registered under the 1940 Act.

☐	a business development company (as defined in Section 2(a)(48) of the 1940 Act).

☐	a private business development company as defined in Section 202(a)(22) of the Advisers Act.

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	a bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in regard to this investment in its individual or a fiduciary capacity.

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	an organization described in Section 501(c)(3) of the Code, with total assets in excess of $5,000,000.

☐	a corporation, a Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000.

SCHEDULE 4 - FOR INSTITUTIONAL SUBSCRIBERS ONLY

☐	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase of Shares is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

☐	an entity in which all of the equity owners are “accredited investors” within the meaning of Regulation D. (NOTE: This paragraph should only be checked if the Subscriber cannot establish it is an accredited investor under one of the categories described above. If the Subscriber checks this box, each equity owner of the Subscriber’s securities must complete and submit to the Company a copy of Schedule 3 or 4, as applicable, along with an original executed signature page and may be requested to complete, execute and submit to the Company its own Subscription Agreement. If necessary, please request additional copies of this Subscription Agreement from the Company.)

2. The Subscriber (Please check each applicable subsection below.)

☐ was ☐ was not formed, organized, reorganized, capitalized or recapitalized for the specific purpose of acquiring Shares;

☐ is ☐ is not operated for the specific purpose of acquiring Shares;

☐ is ☐ is not an investment entity for which the Subscriber’s stockholders, partners, members or other beneficial owners can have individual discretion as to their participation or non-participation through the Subscriber in (i) the Subscriber’s purchase or Shares or (ii) particular investments made by the Company;

☐ will ☐ will not have more than 40% of the value of the Subscriber’s total assets (or, if the Subscriber is a private investment fund with binding, unconditional capital commitments from the Subscriber’s partners or members, more than 40% of the Subscriber’s committed capital) invested in the Company upon making this investment.

3. Funds Invested by the Subscriber. (For domestic and foreign Subscribers.) The funds invested by the Subscriber in the Company ☐ do ☐ do not and will not (please check one) constitute the assets of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) whether or not subject to Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code, or (c) an entity whose underlying assets include assets of a plan described in (a) or (b).

4. Relationship with the Placement Agent. The Subscriber ☐ is ☐ is not (please check one) an employee benefit plan maintained by the Placement Agent(s) or its/their affiliates.

5. Subscriber Status as U.S./Foreign Person. (Please read Section 5.1 and check the box if you are described in such section. If not, check the box next to Section 5.2.)

5.1 ☐ For U.S. Persons. Subscriber is (i) an entity created or organized in the U.S. that is treated for U.S. income tax purposes as a partnership or corporation, (ii) a trust the administration of which a court within the United States is able to exercise primary supervision over or for which one or more United States persons (including individual citizens or residents of the U.S.) have the authority to control all substantial decisions, or (iii) an estate the income of which is subject to tax in the United States.

5.2 ☐ For Foreign Persons. The Subscriber is not a Person described in Section 6.1.

SCHEDULE 4 - FOR INSTITUTIONAL SUBSCRIBERS ONLY

6. Required IRS Certification. (Please read Section 6.1 if you are a U.S. domestic Subscriber and Section 6.2 if you are a foreign Subscriber and indicate whether either representation is applicable to you by checking the box next such statement.)

6.1 ☐ IRS/W-9 Certification for U.S. Subscribers. The Subscriber is a person of the type described in Section 6.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided on Form W-9 becomes inaccurate. NOTE: Subscribers should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

6.2 ☐ IRS/W-8 Certification for Foreign Subscribers (i.e. persons who cannot make the certification in Section 6.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided thereon becomes inaccurate. In addition, upon request of the Company, the Subscriber will provide the Company with a new properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber within every three calendar years of the date on which it initially invested in the Company. NOTE: Subscribers should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

7. U.S. Patriot Act Confirmation.

7.1 (Please indicate your response to the representation by checking in the appropriate box below. Also, please complete Schedule 5.) The Subscriber does not know or have any reason to suspect that (a) the monies used to fund the Subscriber’s acquisition of Shares have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities and (b) the proceeds from the Subscriber’s acquisition of Shares will be used to finance any illegal activities.

(Please check one) I ☐ agree ☐ disagree with the above statement.

7.2 (Please check either 7.2.1 or 7.2.2)

7.2.1 ☐ The Subscriber is NOT acting on behalf of one or more clients in connection with this subscription and neither the Subscriber nor its authorized contact persons are (a) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (the “SDN List”)1, (b) residing in or organized in a country of, or owned or controlled by a government of a country subject to sanctions administered by OFAC2, (c) a non-U.S. shell bank3 or providing banking services indirectly to a non-US shell bank, (d) a senior non-U.S. political figure or an immediate family member or close associate4 of such figure or (e) otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (a) through (e) together, “Prohibited Investors”).

[1]	This information may be found online at www.treas.gov/ofac.
[2]	This information may be found online at www.treas.gov/ofac.
[3]	A non-US shell bank is a non-US bank without a physical presence in its country of domicile/ incorporation.
4	A person who is widely and publicly known to maintain an unusually close relationship with the senior non-US political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

SCHEDULE 4 – FOR INSTITUTIONAL SUBSCRIBERS ONLY

- OR -

8.2.2 ☐ If the Subscriber is acting on behalf of one or more clients in connection with this subscription, the Subscriber is a financial institution subject to the anti-money laundering program requirements of the USA Patriot Act, and Subscriber represents that it has (a) implemented a customer identification program as required under Section 326 of the Patriot Act and the regulations promulgated thereunder, (b) conducted the required due diligence on client(s) on whose behalf the Subscriber is acting, and (c) determined that such client(s) are NOT Prohibited Investors.

8.3 The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

8.4 The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Subscriber and its constituents as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

8.5 The Subscriber acknowledges that if, following its investment in the Company, the Company reasonably believes that the Subscriber (or its clients) are a Prohibited Investor or are otherwise engaged in suspicious activity or refuse to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Company. The Subscriber further acknowledges that it will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

9. Pay To Play Matters.

9.1  If the Subscriber is, or is an entity substantially owned by, a “government entity”5 (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity, please provide the name of the government entity:

9.2 Please note that, if the Subscriber enters the name of a government entity in Section 9.1, the Company will treat the Subscriber as if it were the government entity for purposes of Rule 206(4)-5 of the Investment Advisers Act (the “Pay to Play Rule”).

[5]	Any U.S. state or political subdivision of a U.S. state, including:

(i)	Any agency, authority, or instrumentality of the U.S. state or political subdivision;

(ii)	A pool of assets sponsored or established by the U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in section 414(j) of the Internal Revenue Code (26 U.S.C. 414(j)), or a U.S. state general fund;

(iii)	Any participant-directed investment program or plan sponsored or established by a U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by section 529 of the Internal Revenue Code (26 U.S.C. 529), a retirement plan authorized by section 403(b) or 457 of the Internal Revenue Code (26 U.S.C. 403(b) or 457), or any similar program or plan; and

(iv)	Officers, agents, or employees of the U.S. state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

SCHEDULE 4 – FOR INSTITUTIONAL SUBSCRIBERS ONLY

_________________________

9.3 If the Subscriber is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described in Section 9.1, the Subscriber hereby certifies that:

☐ other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Company, the Adviser or their affiliates in connection with the Subscriber’s subscription;

- OR -

☐ If the Subscriber cannot make the above certification, indicate in the space below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Company, the Adviser or their affiliates, employees or Placement Agents would be subject to in connection with the Subscriber’s subscription:

END OF SCHEDULE 4

SCHEDULE 4 – FOR INSTITUTIONAL SUBSCRIBERS ONLY

Schedule 5 to Subscription Agreement:

Anti-Money Laundering Questionnaire

To help the government fight the funding of terrorism and money laundering activities, federal law requires us to obtain, verify, and record information that identifies each investor in the Company. We accordingly require that you provide the information and documents requested by the appropriate questionnaire(s) below (i.e., the Investor Profile Form – Individual Accounts, Investor Profile Form - Corporation, Partnership, Trust, and/or, as indicated, the Foreign Due Diligence Questionnaire).  This information will be used to verify your identity.

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

Investor Profile Form - Individual Accounts1

(Please complete a separate Investor Profile Form for each Joint Account Holder)

1.	Subscriber Name:
(Must provide full first name; no initials allowed)

2.	Address of Domicile (must be residential or business street address):

3.	Place of Birth:

4.	Date of Birth:

5.	Passport Number:

6.	Source of Wealth:

7.	Current Occupation and Business Affiliations:

8.	Is the Subscriber a non-U.S. Person? ☐ Yes ☐ No
(If Yes, Complete Foreign Due Diligence Questionnaire)

9.	(a) Identity Verification Documents (Please provide a copy of one of the following and check the corresponding box):

Current Valid Passport: ☐

Current Valid Driver’s License with Photo and Signature: ☐

Other government issued identification bearing a photograph: ☐ Describe:

1	In addition to completion by each Subscriber that is an individual, this Investor Profile Form – Individual Accounts is to be completed by: (a) each individual identified in Section 3 of Schedule 1 to the Subscription Agreement with respect to a Subscriber that is an entity and has indicated that it is a “Foreign Person” in Section 5.2 of Schedule 4 to the Subscription Agreement, and (b) each individual listed on the Foreign Due Diligence Questionnaire with respect to a Subscriber that is a “foreign financial institution” (as indicated in Section 5 of the Investor Profile Form – Corporation, Partnership, Trust or Other Entity completed with respect to such Subscriber).

In such instances, the individual with respect to whom this Investor Profile Form - Individual Accounts is being completed may omit questions 6 and 8.

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

(b) Address Verification Document (Please check the applicable box(es) below and provide the corresponding documents, if applicable)

Subscriber is a U.S. Person. Address Verification Documentation is not required. ☐

The document provided in response to Section 9(a) above states the Subscriber’s current permanent residential address. Further Address Verification Document is not required. ☐

A copy of additional documentation verifying the Subscriber’s current permanent residential address (e.g., utility bill, letter from financial institution, etc.) is enclosed herewith. ☐

This Investor Profile Form – Individual Account is being completed with respect to an individual in connection with the subscription of a Subscriber that is a “Foreign Person” and/or a “foreign financial institution”, as described in footnote 1 above. Address Verification Document is not required. ☐

Subscriber Signature
I hereby certify the information above and any information provided in connection herewith is true and correct.

Name	Signature	Date

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

Investor Profile Form - Corporation, Partnership, Trust or Other Entity

1.	Subscriber Name:
(enter legal name)

(a) Subscriber is (check one, if applicable):	☐ an employee benefit plan established under ERISA
☐ a U.S. federal or state government, agency or instrumentality (including any U.S. federal or statement governmental pension plan)
☐ a U.S. publicly traded company (on New York Stock, Nasdaq or American Stock Exchange) (other than a bank), or any subsidiary of such a company that is organized under the laws of the United States or any state whose common stock or analogous equity interest is owned at least 51% by the listed entity
☐ a U.S. registered broker-dealer ☐ a bank, trust company, credit union or thrift institution regulated by a federal or state banking regulator
☐ a futures commission merchant, introducing broker, commodity pool operator, or commodity trading advisor that is registered with the U.S. Commodity Futures Trading Commission (the “CFTC”)

Note: If Subscriber is any of the types of entities included in Section 1(a) above, the balance of the information on this Investor Profile Form need not be completed, but please execute this Investor Profile Form on the following page.

IF NONE OF THE ABOVE, COMPLETE THE BALANCE OF FORM

(b)	Type of Subscriber:
(i.e. corporate cash account, foundation or endowment, insurance assets, etc.)

(c)	Place of Incorporation or Formation:

(d)	Date of Incorporation or Formation:

(e)	Principal business activity:

2.	Principal Business Street Address:

3.	Taxpayer I.D. Number (or foreign government ID number):

4.	Source of Investment Funds:

5.	Is Subscriber a “foreign financial institution” as defined under 31 C.F.R. 1010.605? ☐ Yes ☐ No (If Yes, Complete Foreign Due Diligence Questionnaire)

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

6.	Authorized Subscriber Contacts:
(if the Subscriber was formed within the previous 6 months fill out Investor Profile Form – Individual Investor for at least one authorized signer on account)

(a)	Name:
(Must provide full first name; no initials allowed)

(b)	Title/Relationship:

7.	Is Subscriber account to be held in the name of a registered investment adviser, a commingled fund or an intermediary that is not a registered broker-dealer or a registered investment company? ☐ Yes ☐ No

8.	Verification Documents (Please provide a copy of each of the following documents that apply):

Recent Audited Financial Statement(s) or Annual Report:

Client’s Organizational Documents (Certificate of Incorporation, Limited Partnership Agreement, Trust

Agreement or equivalent):

In the case of a trust, provide evidence of the existence of the trust (e.g. a copy of the trust instrument)

9.	Beneficial ownership information

(a) Subscriber is (check one, if applicable):
☐ a U.S. registered investment adviser
☐ an exchange or clearing agency registered with the U.S. Securities and Exchange Commission under Section 6 or 17A of the U.S. Securities Exchange Act of 1934
☐ an entity not listed above that is otherwise registered under the U.S. Securities Exchange Act of 1934
☐ a public accounting firm registered under Section 102 of the Sarbanes-Oxley Act
☐ a bank holding company or savings and loan holding company
☐ a registered entity, retail foreign exchange dealer, swap dealer, or major swap participant that is registered with the CFTC
☐ an insurance company that is regulated by a state
☐ a financial market utility designated by the Financial Stability Oversight Council
☐ a foreign financial institution established in a jurisdiction where the regulator of such institution maintains beneficial ownership information regarding such institution
☐ a pooled investment vehicle that is operated or advised by a financial institution listed above
☐ A non-U.S. governmental department, agency or political subdivision that engages only in governmental rather than commercial activities
☐ A non-U.S. foreign financial institution that is required to complete the Foreign Due Diligence Questionnaire in accordance with Section 5 above

(b) If none of the above, please fill out the Certification Regarding Beneficial Owners of Legal Entity Customers Form.

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

10.	Has Subscriber indicated that it is a “Foreign Person” in Section 5.2 of Schedule 4 to the Subscription Agreement? ☐ Yes ☐ No

(If Yes, please attach an Investor Profile Form – Individual Account for each individual identified in Section 3 of Schedule 1 to the Subscription Agreement).

Subscriber Representative Signature

I hereby certify the information above and any information provided in connection herewith is true and correct.

Name, Title	Signature	Date

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

FOREIGN DUE DILIGENCE QUESTIONNAIRE

Subscriber Name:

Custodian:

List all nominal and beneficial owners of the account holding an interest therein of 25% or greater:

1.	Individual subscribing in his/her own name acting on his/her own behalf ☐ Check Box

2.	Individual subscribing on behalf of other persons ☐ Check Box

List of other persons:

3.	Closely held entity ☐ Check Box

List persons who exercise control over subscriber (either because of signing authority or significant economic interest):

4.	Trust ☐ Check Box

List persons who control funds in trust:

Attach an Investor Profile Form – Individual Account for each individual listed above.

[signature page follows]

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

Subscriber Signature

I hereby certify the information above and any information provided in connection herewith is true and correct.

Name:	Signature:	Date:

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

CERTIFICATION REGARDING
BENEFICIAL OWNERS OF LEGAL ENTITY CUSTOMERS

For purposes of this certification, beneficial owners are:

(1)	Each individual, if any, who owns, directly or indirectly, 25 percent or more of the equity interests of the legal entity customer (e.g., each natural person that owns 25 percent or more of the shares of a corporation); and

(2)	An individual with significant responsibility for managing the legal entity customer (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of “beneficial owner” may vary. Under section (I), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (I), you must provide the identifying information of one individual under section (II). It is possible that in some circumstances the same individual might be identified under both sections (e.g., the President of Acme, Inc. who also holds a 30% equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (II)), and up to five individuals (i.e., one individual under section (II) and four 25 percent equity holders under section (I)).

Note that a legal entity may have multiple “beneficial owners,” this form requires you to list only those that own 25% or more (up to five) under each of the two prongs of the definition above. If appropriate, the same individuals may be listed under both prongs.

Only complete the information required by Section II if the legal entity is either: (i) a pooled investment vehicle that is operated or advised by a financial institution not listed in Section 9(a) of the Investor Profile Form – Corporation, Partnership, Trust or Other Entity; or (ii) a legal entity that is established as a nonprofit corporation or similar entity and has filed its organizational documents with the appropriate State authority as necessary.

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

SECTION I

Please provide the following information for an individual(s), if any, who, directly or indirectly, through any contract arrangement, understanding, relationship, or otherwise owns 25% or more of the equity interests of the legal entity.

Check here ☐ if no individual meets this definition and complete Section II.

1. Last Name	2. First Name	3. M.I.	4. Date of birth
5. Address	6. City	7. State	8. ZIP/Postal Code

9. Country	10. SSN (U.S. Persons)	11. For Non-U.S. persons (SSN, Passport Number or other similar identification number)
12. Country of Issuance:

Note: In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

1. Last Name	2. First Name	3. M.I.	4. Date of birth
5. Address	6. City	7. State	8. ZIP/Postal Code

9. Country	10. SSN (U.S. Persons)	11. For Non-U.S. persons (SSN, Passport Number or other similar identification number)
12. Country of Issuance:

Note: In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

1. Last Name	2. First Name	3. M.I.	4. Date of birth
5. Address	6. City	7. State	8. ZIP/Postal Code

9. Country	10. SSN (U.S. Persons)	11. For Non-U.S. persons (SSN, Passport Number or other similar identification number)
12. Country of Issuance:

Note: In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

1. Last Name	2. First Name	3. M.I.	4. Date of birth
5. Address	6. City	7. State	8. ZIP/Postal Code

9. Country	10. SSN (U.S. Persons)	11. For Non-U.S. persons (SSN, Passport Number or other similar identification number)
12. Country of Issuance:

Note: In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

SECTION II

Please provide the following information for an individual with significant responsibility for managing or directing the entity, including, an executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or Any other individual who regularly performs similar functions.

1. Last Name	2. First Name	3. M.I.	4. Date of birth
5. Address	6. City	7. State	8. ZIP/Postal Code

9. Country	10. SSN (U.S. Persons)	11. For Non-U.S. persons (SSN, Passport Number or other similar identification number)
12. Country of issuance:

Note: In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

I,_______________________________ (name of person opening account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature:	Date:
(MM/DD/YYYY)

Legal Entity Identifier (Optional)

SCHEDULE 5 – ANTI-MONEY LAUNDERING QUESTIONNAIRE

Annex A to Subscription Agreement:

Privacy Policy

As a BDC and its registered investment adviser, each of the Company and the Adviser, respectively, has adopted policies and procedures to protect the “nonpublic personal information” (“NPI”) of investors. Each of the Company and the Adviser takes seriously its responsibility to maintain the confidentiality of investor information.

Information We Collect

In the course of its capital raising, asset management and related operational activities, each of the Company and the Adviser gains access to non-public personal information about investors in the Company, such as from the following sources:

i.	Information we receive from you directly, from a consultant or other professional having a relationship with you, and/or from due diligence documents, subscription documents and/or correspondence we receive in connection with processing your transactions or providing services to you; and

ii.	Information that you submit to, or which reflects your use of, our website or online services and/or that of our affiliates.

Such information may include personal financial and account information, and data or analyses derived from such non-public personal information (collectively referred to as “Confidential Investor Information”).

How We Use Information

Among other things, we may use Confidential Investor Information to service your account or send you annual reports, proxy statements or other information required by law.

Information We Disclose

The Company and the Adviser do not share Confidential Investor Information with any unaffiliated third parties, except in the following circumstances or as may otherwise be permitted or required by law:

●	As necessary to provide the service that the investor requested or authorized, or to maintain and service the investor’s account. The Company and/or the Adviser will require that any financial intermediary, agent or sub-contractor utilized by the Company and/or the Adviser (such as brokers or fund administrators) comply with substantially similar standards for non-disclosure and protection of Confidential Investor Information and use the information provided by the Company and/or the Adviser only for the performance of the specific service requested by the Company and/or the Adviser.

●	As required by regulatory authorities or law enforcement officials who have jurisdiction over the Company and/or the Adviser, or as otherwise required or permitted by any applicable law. In the event the Company and/or the Adviser is compelled to disclose Confidential Investor Information, the Company and/or the Adviser, if permitted by law, may provide prompt notice to the affected investors, so that the investors may have the opportunity to seek a protective order or other appropriate remedy. If no protective order or other appropriate remedy is obtained and the Company and/or the Adviser is compelled to disclose Confidential Investor Information, the Company and/or the Adviser shall disclose only such information, and only in such detail, to the extent legally required as determined in its reasonable judgment.

●	To the extent reasonably necessary to prevent fraud, unauthorized transactions or liability.

The Company and the Adviser restrict access to Confidential Client Information to those personnel who need to know such information to provide services to clients.

ANNEX A – PRIVACY POLICY

Annex B to Subscription Agreement:

Form of Additional Subscription Agreement

Muzinich Corporate Lending Income Fund, Inc.

450 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

The undersigned hereby wishes to make an additional subscription in the amount set forth on the signature page below (the “Additional Subscription Amount”) to purchase shares of common stock, par value $0.001 per share (the “Shares”), of Muzinich Corporate Lending Income Fund, Inc., a Delaware corporation (the “Company”), pursuant to the terms and subject to the conditions set forth in the subscription agreement, dated as of _____________________, 2023, previously executed by the undersigned and accepted by the Company (as the same may be amended, updated or modified from time to time, the “Subscription Agreement”). Capitalized terms used herein shall have the same meanings herein as defined in the Company’s Confidential Private Placement Memorandum, as amended, restated and/or supplemented (the “Memorandum”), unless otherwise defined herein.

The undersigned acknowledges and agrees that: (i) the undersigned is making the Additional Subscription Amount on the terms and conditions contained in the Subscription Agreement and the Memorandum, as amended, restated and/or supplemented, together with reports the Company may file under the Securities Exchange Act of 1934, as amended, from time to time; (ii) the representations, warranties and covenants of the undersigned contained in the Subscription Agreement are true and complete as of the date set forth below and will remain true and complete on the date of acceptance by the Company of the Additional Subscription Amount hereunder; and (iii) the information provided in the Schedules to the Subscription Agreement is true and correct as of the date set forth below and will remain true and complete on the date of acceptance by the Company of the Additional Subscription Amount hereunder.

[End of page – signature pages follow]

ANNEX B –FORM OF ADDITIONAL SUBSCRIPTION AGREEMENT

MUZINICH CORPORATE LENDING INCOME FUND, INC.
Additional Subscription Agreement Signature Page

IN WITNESS WHEREOF, the Subscriber has executed this Additional Subscription Agreement as of ____________________, 20___ with an Additional Subscription Amount of $_________________________________.

INDIVIDUAL SUBSCRIBER*:	INSTITUTIONAL SUBSCRIBER:

Name of Individual Subscriber	Name of Institutional Subscriber

Signature:	By:

Print Name:	Print Name:

Date:	Title:

Date:

*If IRA, must be in the form of: (the name of the IRA Custodian) for the benefit of (the name of the individual) and must also be acknowledged by custodian or trustee below.

Acknowledgment by IRA Custodian or Trustee with respect to Investment for an IRA:

By signing below, the undersigned custodian or trustee of the IRA for the benefit of the Individual Subscriber named above (the “Client IRA”) acknowledges that investment in the Company is being made through the Client IRA from the below referenced account and certifies that the Client IRA has directed the custodian or trustee to sign this Subscription Agreement on behalf of the IRA. The trustee or custodian’s contact, account reference number and Tax ID are set forth below.

Name of IRA Holder:

Name and Address of Custodian:

Name of Registered Representative (if applicable)

Registered Representative Mailing Address

Registered Representative E-Mail Address

Contact Individual:

IRA Account or Other Reference Number:

Trustee/Custodian’s Tax I.D. Number:

Acknowledgement by Custodian:

By:

Name:

Title:

THIS ADDITIONAL SUBSCRIPTION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS COUNTERSIGNED BY THE COMPANY:

[Company’s signature page follows]

ANNEX B –FORM OF ADDITIONAL SUBSCRIPTION AGREEMENT

SIGNATURE PAGE OF THE COMPANY:

Agreed to and Accepted by

MUZINICH CORPORATE LENDING INCOME FUND, INC.

as of ______________________________, 20___	$__________________________________________
Amount of Additional Subscription Amount Accepted

By:

Print Name:

Title:

ANNEX B –FORM OF ADDITIONAL SUBSCRIPTION AGREEMENT